EXHIBIT 32
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Jane T. Elfers, Chief Executive Officer and President of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.	The Quarterly Report of the Company on Form 10-Q for the quarter ended April 28, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 31st day of May, 2012.

By:	/S/ JANE T. ELFERS
Chief Executive Officer and President (A Principal Executive Officer)

I, Bernard L. McCracken, Interim Principal Accounting Officer and Corporate Controller of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.	The Quarterly Report of the Company on Form 10-Q for the quarter ended April 28, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 31st day of May, 2012.

By:	/S/ BERNARD L. MCCRACKEN
Interim Principal Accounting Officer and Vice President, Corporate Controller (A Principal Accounting Officer)

I, John E. Taylor, Interim Principal Financial Officer, Treasurer and Vice President, Finance of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.	The Quarterly Report of the Company on Form 10-Q for the quarter ended April 28, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 31st day of May, 2012.

By:	/S/ JOHN E. TAYLOR
Interim Principal Financial Officer, Treasurer and Vice President, Finance (A Principal Financial Officer)

This certification accompanies the Quarterly Report on Form 10-Q of The Children’s Place Retail Stores, Inc. for the quarter ended April 28, 2012 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original copy of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission and its staff upon request.